                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 15, 2003


                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

           ILLINOIS                        0-19594              95-3790111
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


              850 E. ALGONQUIN RD., SUITE 100, SCHAUMBURG, IL 60173
                    (Address of principal executive offices)


                                 (847) 839-3939
              (Registrant's telephone number, including area code)


================================================================================


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)  Exhibits.


              EXHIBIT NO.                                          EXHIBIT
              -----------         ------------------------------------------------------------------
                  99.1            Press Release dated July 15, 2003 of Insurance Auto Auctions, Inc.
                  99.2            Press Release dated July 25, 2003 of Insurance Auto Auctions, Inc.




ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 12. "Results of Operations & Financial Condition" in accordance with SEC Release No. 33-8216.

         On July 15, 2003, the Company issued a press release announcing preliminary second quarter results. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


         On July 25, 2003, the Company issued a press release announcing second quarter earnings. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

         The information in this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Insurance Auto Auctions, Inc.

         Dated: July 28, 2003

                                               By:  /s/ Thomas C. O'Brien
                                                    ----------------------
                                                    Thomas C. O'Brien
                                                    Chief Executive Officer




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
                               INDEX OF EXHIBITS


      EXHIBIT NO.                                         EXHIBIT
      -----------          ------------------------------------------------------------------
          99.1             Press Release dated July 15, 2003 of Insurance Auto Auctions, Inc.
          99.2             Press Release dated July 25, 2003 of Insurance Auto Auctions, Inc.

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